As filed with the Securities and Exchange Commission on April 30, 2001

                            1933 Act File No. 2-57953
                           1940 Act File No. 811-2474
  ---------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                            -------------------------
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       Post-Effective Amendment No. 58 [X]
                                       and
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 49 [X]

                              DOLLAR RESERVES, INC.
               (Exact Name of Registrant as Specified in Charter)

                  11 HANOVER SQUARE, NEW YORK, NEW YORK, 10005
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 480-6432
              (Registrant's Telephone Number, including Area Code)

                               MONICA PELAEZ, ESQ.
                      11 Hanover Square, New York, NY 10005
                     (Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box)

____     immediately upon filing pursuant to paragraph (b) of Rule 485

X        on May 1, 2001 pursuant to paragraph (b) of Rule 485

____     60 days after filing pursuant to paragraph (a)(i) of Rule 485

____     on (date)pursuant to paragraph (a)(i) of Rule 485

____     75 days after filing pursuant to paragraph (a)(ii) of Rule 485

____     on (date) pursuant to paragraph (a)(ii) of Rule 485


If appropriate, check the following box:

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    [GRAPHIC]
                                   MIDAS FUNDS
                            Discovering Opportunities



          MIDAS SPECIAL EQUITIES FUND                MIDAS INVESTORS
          MIDAS U.S. AND OVERSEAS FUND               MIDAS FUND
          DOLLAR RESERVES


                          Prospectus dated May 1, 2001


Newspaper Listing The Funds' net asset values are shown daily in the mutual fund section of newspapers nationwide under the heading "Midas."

This prospectus contains information you should know about the Funds before you invest. The operations and results of each Fund are unrelated to those of the other Funds. This combined prospectus has been prepared for your convenience so that you can consider five investment choices in one document. Please keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................3

PAST PERFORMANCE...............................................................4

FEES AND EXPENSES OF THE FUNDS.................................................9

PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS........................10

ADDITIONAL PRINCIPAL INVESTMENT RISKS.........................................14

PORTFOLIO MANAGEMENT..........................................................15

MANAGEMENT FEES...............................................................15

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................15

PURCHASING SHARES.............................................................16

EXCHANGE PRIVILEGES...........................................................17

REDEEMING SHARES..............................................................17

ACCOUNT AND TRANSACTION POLICIES..............................................18

DISTRIBUTIONS AND TAXES.......................................................18

FINANCIAL HIGHLIGHTS..........................................................19

             SUMMARY OF INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS

What are the principal investment objectives of the Midas Funds?


MIDAS SPECIAL EQUITIES FUND seeks capital appreciation.

MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers.

MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income.

MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

DOLLAR RESERVES is a money market fund seeking maximum current income consistent with preservation of capital and maintenance of liquidity.
--------------------------------------------------------------------------------

What are the principal investment strategies of the Midas Funds?


MIDAS SPECIAL EQUITIES FUND invests aggressively primarily in equity securities, often involving special situations (e.g. liquidations and reorganizations) and emerging growth companies. The Fund may sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.

MIDAS U.S. AND OVERSEAS FUND invests principally in a portfolio of securities of U.S. and overseas issuers with growth in earnings or reasonable valuations in terms of price/earnings and similar ratios. The Fund may sell investments when the value or growth potential of the investment appears limited or exceeded by other investment opportunities.


MIDAS FUND invests at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

MIDAS INVESTORS invests at least 65% of the Fund's total assets in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved, directly or indirectly, in mining, processing or dealing in gold or other precious metals, (ii) gold, platinum and silver bullion, and (iii) gold coins. Up to 35% of the Fund's assets may be invested in securities of selected growth companies and in U.S. Government securities. A stock is typically sold when its potential to meet the Fund's investment objective is limited or exceeded by another potential investment.

DOLLAR RESERVES invests exclusively in money market obligations of the U.S. Government, its agencies and instrumentalities.
--------------------------------------------------------------------------------

What are the principal risks of investing in the Midas Funds?

All of the Funds (except Dollar Reserves) are subject to the risks associated with:

Market. The market risks associated with investing in a Fund are those related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money.


Special Situations. Investments in emerging companies and special situations, such as reorganizations or liquidations, may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.

Small Capitalization. The Funds may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap stocks are more vulnerable than stocks of larger companies to adverse business or economic developments. The securities of small companies generally are less liquid. During broad market downturns, Fund values may fall further than those of funds investing in larger companies.


Foreign Investment. The Funds are subject to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Funds may invest could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well.

Non-Diversification. The Funds are non-diversified which means that more than 5% of a Fund's assets may be invested in the securities of one issuer. As a result, each Fund may hold a smaller number of issuers than if it were diversified. Investing in a Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total returns.
--------------------------------------------------------------------------------

Midas Fund and Midas Investors are subject to the risks associated with:


Precious Metals Price. Investments in gold, silver, platinum and other natural resources are considered speculative. Their prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.


Mining. Resource mining by its nature involves significant risks and hazards to which these Funds are exposed. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining.


Concentration Risk. The Fund is subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.
--------------------------------------------------------------------------------


Dollar Reserves is subject to the following risk:

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
--------------------------------------------------------------------------------

                                PAST PERFORMANCE


The bar charts provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year. The tables compare the Funds' average annual returns for the 1, 5 and 10 year periods with appropriate broad-based securities market indices (except in the case of Dollar Reserves) and in so doing, also reflect the risks of investing in the Funds. The Standard & Poor's 500 Stock Index ("S&P 500") is an index that is unmanaged and fully invested in common stocks. The Morningstar Specialty Fund-Precious Metals Average ("PMA") is an equally weighted average of the 42 managed precious metals funds tracked by Morningstar. The Morgan Stanley Capital International World Index ND ("MSCI World Index") is an unmanaged index which is derived from equities of Europe, Australasia and Far East countries and Canada and the U.S. The Russell 2000 Index is an index that is unmanaged and fully invested in common stocks of small companies. Morningstar's World Stock Fund Average ("MSFA") is an equally weighted average of 25 world equity mutual funds. The Lipper Analytical Money Market Index ("LAMMI") is an unmanaged index of money market funds that invest principally in financial instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with dollar-weighted average maturities of less than 90 days and which intend to keep a constant net asset value ("NAV"). Both the bar charts and the tables assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

MIDAS SPECIAL EQUITIES FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

40.54         28.38       (36.39)       (16.54)       (40.47)
-----         -----       -------       -------       -------
1991          1992        1993          1994          1995

1.06          5.23        (5.00)        30.58         (21.18)
----          ----        ------        -----         -------
1996          1997        1998          1999          2000


                                  Best Quarter:
                                   10/99-12/99
                                     35.37%

                                 Worst Quarter:
                                    7/98-9/98
                                    (26.91)%








           Average annual total return for the periods ended 12/31/00


                                   1 Year          5 Years        10 Years
                               -------------------------------------------------
Midas Special Equities Fund       (21.18)%          0.78%          9.85%
S&P 500                           (9.10)%          18.32%          17.45%
Russell 2000 Index                (3.03)%          10.32%          15.53%


MIDAS U.S. AND OVERSEAS FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

22.55         (2.57)        26.71       (13.12)       (25.11)
-----         ------        -----       -------       -------
1991          1992          1993        1994          1995

5.34          5.64          (1.18)      47.44         (52.09)
----          ----          ------      -----         -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                   10/99-12/99
                                     51.37%

                                 Worst Quarter:
                                    4/00-6/00
                                    (26.47)%






           Average annual total return for the periods ended 12/31/00


                                     1 Year          5 Years       10 Years
                                ------------------------------------------------
Midas U.S. and Overseas Fund        (52.09)%         (4.47)%        2.69%
MSFA                                (10.58)%         12.11%         10.72%
MSCI World Index                    (13.18)%         12.12%         11.93%

MIDAS FUND
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

(0.2)         (7.16)        99.24       (17.27)       36.73
-----         ------        -----       -------       -----
1991          1992          1993        1994          1995

21.22         (59.03)       (28.44)     (9.93)        (38.24)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000

                                  Best Quarter:
                                    4/93-6/93
                                     36.64%

                                 Worst Quarter:
                                   10/97-12/97
                                    (40.90)%







           Average annual total return for the periods ended 12/31/00


                       1 Year              5 Years               10 Years
                ----------------------------------------------------------------
Midas Fund            (38.24)%             (27.69)%               (8.47)%
S&P 500               (9.10)%               18.32%                17.45%
PMA                   (17.69)%             (13.81)%               (5.39)%



MIDAS INVESTORS
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

(1.14)        (17.18)       87.63       (13.83)       (5.43)
------        -------       -----       -------       ------
1991          1992          1993        1994          1995

4.26          (55.69)       (32.21)     (6.03)        (26.42)
-----         -------       -------     ------        -------
1996          1997          1998        1999          2000


                                  Best Quarter:
                                    4/93-6/93
                                     34.87%

                                 Worst Quarter:
                                   10/97-12/97
                                    (32.99)%








           Average annual total return for the periods ended 12/31/00


                            1 Year            5 Years             10 Years
                     -----------------------------------------------------------
Midas Investors            (26.42)%           (26.36)%            (12.21)%
S&P 500                     (9.10)%            18.32%              17.45%
PMA                        (17.69)%           (13.81)%             (5.39)%

DOLLAR RESERVES
--------------------------------------------------------------------------------

               Year-by-year total return as of 12/31 each year (%)

5.38          3.15          2.44       3.39          4.99
----          ----          ----       ----          ----
1991          1992          1993       1994          1995

4.74          4.96          4.96       4.38          5.74
----          ----          ----       ----          ----
1996          1997          1998       1999          2000

                                  Best Quarter:
                                    7/00-9/00
                                      1.54%

                                 Worst Quarter:
                                    4/93-6/93
                                      0.58%









For information on the Fund's 30-day annualized yield, call toll-free 1-800-400-MIDAS (6432).

           Average annual total return for the periods ended 12/31/00


                            1 Year               5 Years             10 Years
                    ------------------------------------------------------------
Dollar Reserves              5.74%                4.91%               4.38%
LAMMI                        5.71%                4.99%               4.13%

                         FEES AND EXPENSES OF THE FUNDS

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on
Purchases...................................................................NONE
Maximum Deferred Sales Charge
(Load)......................................................................NONE
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends...................................................................NONE
Redemption Fee within 30 days of purchase (all Funds except Dollar
Reserves)..................................................................1.00%

                         Annual Fund Operating Expenses
 (expenses as % of average daily net assets that are deducted from Fund assets)

                                                                                       Total          Fee Waiver
                                                                                       Annual         and
                                                   Distribution                        Fund           Expense
                                  Management       and Service         Other           Operating      Reimburse-      Net
                                     Fees          (12b-1) Fees        Expenses *      Expenses       ment            Expenses
                            --------------------------------------------------------------------------------------------------------
Midas Special Equities Fund        0.90%            1.00%              1.54%           3.44%          0.00            3.44%
Midas U.S. and Overseas Fund       1.00%            1.00%              2.95%           4.95%          0.75            4.20%**
Midas Fund                         1.00%            0.25%              2.23%           3.48%          0.00            3.48%
Midas Investors                    1.00%            1.00%              3.86%           5.86%          0.75            5.11%**
Dollar Reserves                    0.50%            0.25%              0.49%           1.24%          0.00            1.24%***

* Includes the reimbursement by each Fund to Midas Management Corporation for accounting and other administrative services which are authorized by the Board of Directors. These services may vary over time, therefore, the amount of the reimbursement may fluctuate.

** Reflects a contractual distribution fee waiver that will continue through May 1, 2002.

*** The Investment Manager is voluntarily waiving 0.25% of its fees and the Distributor is waiving 0.15% of its fees. These voluntary waivers may be terminated at any time. With these waivers, Management fees were 0.25%, Distribution and Service (12b-1) Fees were 0.10%, and total annual fund operating expenses were 0.84%

EXAMPLE:
This example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same (except in the cases footnoted below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                One Year   Three Years   Five Years   Ten Years
                               ------------------------------------------------
Midas Special Equities Fund       $347     $1,056        $1,788       $3,721
Midas U.S. and Overseas Fund*     $422     $1,420        $2,420       $4,922
Midas Fund                        $351     $1,068        $1,807       $3,756
Midas Investors*                  $511     $1,671        $2,812       $5,579
Dollar Reserves                   $126       $393          $681       $1,500


* The first year expenses in each of the time periods indicated reflect expense waivers by contractual agreement.

              PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS




MIDAS SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation. The Fund invests primarily in equity securities, often involving special situations, such as liquidations and reorganizations and emerging growth companies. The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may invest in domestic or foreign companies which have small, medium or large capitalizations. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.


     In attempting to achieve capital appreciation, the Fund employs aggressive and speculative investment strategies. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices.


     The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling.


     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------


     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends.





     The Fund may invest significantly in emerging companies and special situations, which include companies undergoing unusual or possibly one-time developments such as reorganizations or liquidations. These investments may involve above-average market price volatility and greater risk of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. In addition, it may be more difficult to obtain information as to the financial condition of such issuers and there is always a risk that the investment manager will not properly assess the potential for an issuer's future growth, or than an issuer will not realize that potential.


     The Fund may use leverage and engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 13.


MIDAS U.S. AND OVERSEAS FUND seeks to obtain the highest possible total return on its assets from long term growth of capital and from income. The Fund may invest substantially all of its assets in equity securities of issuers located in foreign countries with developed and/or emerging markets. The Fund may invest a portion of its assets in debt securities and in a combination of countries which include the U.S. and foreign markets.

     The Fund seeks to invest in equity securities of companies with optimal combinations of growth in earnings and other fundamental factors, while also offering reasonable valuations in terms of price/earnings and similar ratios. The Fund may sell an investment when the value or growth potential of the investment appears limited or exceeded by other investment opportunities, when an investment in the issuer no longer appears to meet the Fund's investment objective, or when the Fund must meet redemptions.

     The Fund may invest in companies which have small, medium or large capitalizations. The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------


     The Fund is subject to market risk related to fluctuations in the value of the Fund's portfolio. A risk of investing in stocks is that their value will go up and down reflecting stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks need not pay dividends. The Fund will be exposed to the unique risks of foreign investing, which involves certain risks not typically associated with investments in domestic issuers. Such risks, including political and economic instability, and fluctuations in currency exchange rates, are intensified when investing in emerging markets. Additionally, the Fund may use leverage and engage in short-selling and futures and options strategies.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 13.


MIDAS FUND seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum, or other natural resources and gold, silver, and platinum bullion. The Fund will invest at least 65% of its total assets in (i) securities of companies involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.


     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. In making investments for the Fund, the investment manager may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it also may consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the investment manager, its potential to meet the Fund's investment objective is limited or exceeded by another potential investment. When seeking to achieve its secondary objective of income, the Fund will normally invest in issuers with investment grade ratings with fixed income securities.


     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.


Principal Risks
--------------------------------------------------------------------------------


     The Fund's investments can be significantly affected by developments in the precious metals and resource industries and are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum and other natural resources could have a substantial effect on supply and demand in countries throughout the world. Additionally, the majority of such producers are domiciled in a limited number of countries.

     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income. The sole source of return to the Fund from bullion and coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.


     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.


     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.

     The Fund invests primarily in companies that are small or thinly capitalized. Such companies are more vulnerable than larger companies to adverse business or economic developments.

For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" on page 12.


MIDAS INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar. Income is a secondary objective.

     The Fund pursues its objective by investing primarily in gold, platinum, and silver bullion and a global portfolio of securities of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals. Generally, at least 65% of the Fund's total assets will be invested in (i) equity securities (including common stocks, convertible securities and warrants) of companies involved directly or indirectly in mining, processing, or dealing in gold or other precious metals, (ii) gold, platinum, and silver bullion, and (iii) gold coins. Additionally, the Fund may invest up to 35% of its total assets in securities of companies that own or develop natural resources and other basic commodities, securities of selected growth companies, and securities issued by the U.S. Government, its agencies or instrumentalities.


     Natural resources include ferrous and non-ferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), hydrocarbons (such as coal, oil and natural gases), chemicals, forest products, real estate, food products and other basic commodities. Selected growth companies in which the Fund may invest typically have earnings or tangible assets which are expected to grow faster than the rate of inflation over time. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.


     The Fund may invest in certain derivatives such as options, futures and forward currency contracts. Derivatives are financial instruments that derive their values from other securities or commodities or that are based on indices. The Fund also may engage in leverage by borrowing money for investment purposes. The Fund also may lend portfolio securities to other parties and may engage in short-selling. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

     The Fund may, from time to time, under adverse market conditions take temporary defensive positions and invest some or all of its assets in cash and cash equivalents, money market securities of U.S. and foreign issuers, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such a temporary defensive position, it may not achieve its investment objective.

     The Fund invests primarily in companies that are small or thinly capitalized. Such companies are more vulnerable than larger companies to adverse business or economic developments.



Principal Risks
--------------------------------------------------------------------------------

     The Fund's investments are linked to the prices of gold, silver, platinum and other natural resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, and other natural resources could have a substantial effect on supply and demand in countries throughout the world.


     Investments related to gold, silver, platinum and other natural resources are considered speculative. Bullion and coins do not generate income. The sole source of return to the Fund from bullion and coins is from gains or losses realized on their sale. The Fund pays custody costs to store its bullion and coins.


     Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.


     The Fund may use leverage and engage in short-selling and futures and options strategies. Also, the Fund may invest up to 35% of its assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its assets in such securities during the coming year. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed income securities. Debt securities, in general, are subject to interest rate risk, with the possibility that the market prices of the Fund's investments may decline due to an increase in market interest rates and credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay.



For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.


DOLLAR RESERVES seeks maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities"). The U.S. Government Securities in which the Fund may invest include U.S. Treasury notes and bills and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of government backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government.

     The Fund is a money market fund and as such is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")).

     The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The Fund may borrow money from banks for temporary or emergency purposes (not for leveraging or investment) up to one-third of the Fund's total assets. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if a borrower suffers financial problems and is unable to return the assets lent.


For additional principal risks associated with the Fund, please read "Additional Principal Investment Risks" below.

                      ADDITIONAL PRINCIPAL INVESTMENT RISKS

Some additional principal risks that apply to all of the Funds (except Dollar Reserves) are:


Small Capitalization. Each Fund may invest in companies that are small or thinly capitalized, and may have a limited operating history. Small-cap companies are more vulnerable than larger companies to adverse business or economic developments. During broad market downturns, Fund values may fall further than those of funds investing in larger companies. Full development of small-cap companies takes time, and for this reason each Fund should be considered a long term investment and not a vehicle for seeking short term profit.


Foreign Investment. Midas U.S. and Overseas Fund normally will be, and each of the other Funds can be, exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which a Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which a Fund's investment is denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to the potential for inadequate or inaccurate financial information about companies, political disturbances, and wider fluctuations in currency exchange rates.

Non-Diversification. Each Fund is non-diversified which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act, generally, with respect to 75% of its total assets, to invest not more than 5% of its assets in the securities of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.


Short-selling and Options and Futures Transactions. Each Fund may engage in short-selling and options and futures transactions to increase returns. There is a risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the Fund's performance.

Each Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund terminates or closes out its short position by buying the same security. The Fund will realize a gain if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price.

Possible losses from short sales differ from losses that could be incurred from a purchase of securities. Losses on securities sold short are theoretically unlimited because a Fund's loss on a short sale arises from increases in the value of the security sold short. Losses on long positions, which arise from decreases in the value of the security, however, are limited by the fact that a security's value cannot drop below zero.


Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund's investment. Money borrowed for leveraging is limited to 33 1/3 % of the value of each Fund's total assets. These borrowings would be subject to interest costs which may or may not be recovered by appreciation of the securities purchased.

Active Trading. Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance and may result in taxable distributions, and accordingly lower the Fund's after-tax performance.


Illiquid Securities. Each Fund may invest up to 15% of its assets in illiquid securities. A potential risk from investing in illiquid securities is that illiquid securities cannot be disposed of quickly in the normal course of business. Also, illiquid securities can be more difficult to value than more widely traded securities and the prices realized from their sale may be less than if such securities were more widely traded.

Concentration Risk. Midas Fund and Midas Investors are subject to industry concentration risk, which is the risk that the Fund's performance can be significantly affected by the developments in the precious metals and resource industries.


All of the Funds are subject to the principal risks associated with:


Interest Rates, Credit Risk and Call Risk of Debt Securities. Each Fund may invest in fixed-income investments which are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their maturities. Debt securities are also subject to credit risk, i.e. the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Funds invest. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Funds may reinvest the proceeds of the payoff at current yields, which may be lower than those paid by the security that was paid off.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Funds will determine in large part whether the Funds achieve their investment objectives.

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager of each of the Funds. It provides day-to-day advice regarding portfolio transactions for each Fund. The investment manager also furnishes or obtains on behalf of each Fund all services necessary for the proper conduct of the Fund's business and administration. Its address is 11 Hanover Square, New York, New York 10005.


Bassett S. Winmill is the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund. He is the Chief Investment Strategist of the investment manager, a member of its Investment Policy Committee and a director of three of the Funds. He has served as the portfolio manager of Midas Special Equities Fund and Midas U.S. and Overseas Fund since November 30, 1999. Prior to that he was Chairman of the Investment Policy Committee. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts.

Midas Fund is managed by the investment manager's Investment Policy Committee.


Thomas B. Winmill is the portfolio manager of Midas Investors. He has served as the portfolio manager of the Fund since May 1, 1998. He is the President and Chief Executive Officer of the investment manager and the Funds. He has served as a member of the investment manager's Investment Policy Committee since 1990. As the current Chairman of the Investment Policy Committee, he helps establish general investment guidelines.


Marion E. Morris manages Dollar Reserves. She is a Senior Vice President of the investment manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the investment manager.


                                 MANAGEMENT FEES


Each Fund pays a management fee to the investment manager at an annual rate based on each Fund's average daily net assets. Midas Fund pays a management fee of 1.00% on the first $200 million of average daily net assets, declining thereafter. Midas Investors, Midas Special Equities Fund, and Midas U.S. and Overseas Fund pay management fees of 1.00% on the first $10 million of average daily net assets, declining thereafter. Dollar Reserves pays a management fee of 0.50% on the first $250 million of average daily net assets, declining thereafter. For the fiscal year ended December 31, 2000, Midas Fund, Midas Investors, Midas Special Equities Fund, Midas U.S. and Overseas Fund and Dollar Reserves paid the investment manager a fee of 1.00%, 1.00%, 0.90%, 1.00% and 0.50%, respectively, of the Fund's average daily net assets.



                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Funds and provides distribution and shareholder services. Each of the Funds has adopted a plan under Rule 12b-1 and pays the distributor a 12b-1 fee as compensation for distribution and shareholder services based on each Fund's average daily net assets, as shown below. These fees are paid out of the Fund's assets on an ongoing-basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Dollar Reserves and Midas Fund each pay a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Based on a one year contractual agreement which may be renewed, Midas Investors and Midas U.S. and Overseas Fund each pays a 12b-1 fee equal to 0.25% per annum of the Fund's average daily net assets. Without the agreement, each of these Funds would pay a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets. Midas Special Equities Fund pays a 12b-1 fee equal to 1.00% per annum of the Fund's average daily net assets.


                                PURCHASING SHARES


Your price for Fund shares (except for Dollar Reserves) is the Fund's next calculation, after the order is placed, of NAV per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open. With respect to Dollar Reserves, the NAV per share is determined as of 11 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each day the exchange is open; purchase orders submitted in proper form along with payment in Federal funds available to the Fund for investment by 11 a.m. eastern time on any Fund business day will be of record at the close of business that day and entitled to receive that day's dividend. Investments in Dollar Reserves received between 11 a.m. and 4 p.m. receive that day's net asset value but not that day's dividend. The

Funds' shares will not be priced on the days on which the exchange is closed for trading. Except for Dollar Reserves, the Funds' investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by or under the direction of the Fund's board. In the case of Dollar Reserves, the Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.


Opening Your Account
--------------------------------------------------------------------------------

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789 (see Minimum Investments below). Checks must be payable to Midas Funds in U.S. dollars. Third party checks cannot be accepted. You will be charged a fee for any check that does not clear.

By wire. Call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; name of Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

                               Minimum Investments


Account Type   Initial    Subsequent   IRA Accounts      Initial    Subsequent
--------------------------------------------------------------------------------
Regular         $1,000       $100      Traditional,       $1,000       $100
                                       Roth IRA
--------------------------------------------------------------------------------
UGMA/UTMA       $1,000       $100      Spousal,           $1,000       $100
                                       Rollover IRA
--------------------------------------------------------------------------------
403(b) plan     $1,000       $100      Education            $500        N/A
--------------------------------------------------------------------------------
Automatic                              SEP, SAR-SEP,
Investment        $100       $100      SIMPLE IRA         $1,000       $100
Program
--------------------------------------------------------------------------------

IRAs and retirement accounts. For more information about IRAs and 403(b) accounts, please call 1-800-400-MIDAS (6432). For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

Midas Automatic Investment Program. With the Midas Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

                       Midas Automatic Investment Program


Plan                          Description
---------------------------   --------------------------------------------------
Midas Bank Transfer Plan      For making automatic investments from a designated
                              bank account.
---------------------------   --------------------------------------------------
Midas Salary Investing Plan   For making automatic investments through a payroll
                              deduction.
---------------------------   --------------------------------------------------
Midas Government Direct       For making automatic investments from your federal
Deposit Plan                  employment, Social Security or other regular
                              federal government check.

Each Fund reserves the right to redeem any account if participation in the program ends and investments are less than $1,000.

For more information, or to request the necessary authorization form, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative. You may modify or terminate the Midas Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Midas Salary Investing Plan or Midas Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.


Adding to Your Account
--------------------------------------------------------------------------------


By check. Complete a Midas Funds FastDeposit form which is detachable from the bottom of your account statement and mail it, along with your check, drawn to the order of the Fund, to Investor Service Center, P.O. Box 219789, Kansas City, MO 64105

(see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, the name of the Fund and the name of the registered owner.


By Electronic Funds Transfer (EFT). The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above). To speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, call 1-800-400-MIDAS (6432).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures under "Opening Your Account" (see Minimum Investments above).

                               EXCHANGE PRIVILEGES


You may exchange at least $500 worth of shares of the Fund for shares of any other of the Midas Funds (provided the registration is exactly the same, the shares of the Fund you do not currently own may be sold in your state of residence, and the exchange may otherwise legally be made). To exchange shares, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m. eastern time on any business day of the Fund and provide the following information: account registration including address and number; taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, your account number, if any, in the Fund to be purchased; and your identity and telephone number.


                                REDEEMING SHARES


Generally, you may redeem shares of the Funds by any of the methods explained below. Requests for redemption should include the following information: name(s) of the registered owner(s) of the account, account number, Fund name, amount you want to sell (number of shares or dollar amount), and name and address or wire information of person to receive proceeds. Shares of all Funds (except Dollar Reserves) redeemed within 30 days of purchase will be subject to a 1% redemption fee.


In some instances, a signature guarantee may be required. Signature guarantees protect against unauthorized account transfers by assuring that a signature is genuine. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, P.O. Box 219789, Kansas City, MO 64121-9789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

Dollar Reserves Check Writing Privilege for Easy Access. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Dollar Reserves. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment. You will be subject to a $20 charge for refused checks, which may change without notice. To obtain checks, please call an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days, at 1-800-400-MIDAS (6432). The Fund generally will not honor a check written by a shareholder that requires the redemption of recently purchased shares for up to 10 calendar days or until the Fund is reasonably assured of payment of the check representing the purchase. Since the value of your account changes each day as a result of daily dividends, you should not attempt to close an account by writing a check.

By telephone. To expedite the redemption of Fund shares call 1-800-400-MIDAS
(6432) to speak with an Investor Service Representative between 9 a.m. and 5 p.m., eastern time, on business days. For automated 24 hour service, call toll-free 1-888-503-VOICE (8642) or visit www.midasfunds.com.

     For Electronic Funds Transfer (EFT). You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

     For Federal Funds Wire. If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be wired to your authorized bank.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent if the Fund followed reasonable procedures.

Assignment. You may transfer your Fund shares to another owner. For instructions, call 1-800-400-MIDAS (6432) between 9 a.m. and 5 p.m., eastern time, on business days to speak with an Investor Service Representative.


Redemption fee. Each Fund (other than Dollar Reserves) is designed as a long term investment, and short term trading is discouraged. If shares of any Fund (other than Dollar Reserves) held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are retained by the Fund.


Redemption payment. Payment for shares redeemed will ordinarily be made within three business days after receipt of the redemption request in proper form. Redemption proceeds from shares purchased by check or EFT transfer may be delayed 15 calendar days to allow the check or transfer to clear.

Accounts with below-minimum balances. You will be charged a $2.00 account fee if your monthly balance is less than $500, unless you participate in the Midas Automatic Investment Program. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares. The Fund reserves the right to close your account if you terminate your participation in the Midas Automatic Investment Program and your investment is less than $1,000.

Delivery of Shareholder Documents. Shareholders in a family residing at the same address will receive one copy of the Midas Funds prospectus and shareholder report to share with all members of the family who invest in Midas Funds. If at any time you would like to receive separate copies of the Midas Funds prospectus or shareholder report, please call 1-800-400-MIDAS (6432) and an Investor Service Representative will be happy to change your delivery status. The material will be sent within 30 days of your request.

                             DISTRIBUTIONS AND TAXES

Distributions. Each Fund (except Dollar Reserves) pays its shareholders dividends from any net investment income and distributes net capital gains that it has realized, if any. Income dividends are normally declared and paid annually and capital gains, if any, normally are paid once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise.

Dollar Reserves declares dividends each day from net investment income (investment income less expenses plus or minus all realized gains or losses on the Fund's portfolio securities) to shareholders of record as of the close of regular trading on the New York Stock Exchange on that day. Shareholders submitting purchase orders in proper form and payment in Federal funds available to the Fund for investment by 11 a.m. eastern time are entitled to receive that day's dividend. Shares redeemed by 11 a.m. eastern time are not entitled to that day's dividend, but proceeds of the redemption normally are available to shareholders by Federal funds wire the same day. Shares redeemed after 11 a.m. eastern time and before the close of regular trading on the New York Stock Exchange are entitled to that day's dividend, and proceeds of the redemption normally are available to shareholders by Federal funds wire the next Fund business day. Distributions of declared dividends are made the last business day of each month in additional shares of the Fund, unless you elect to receive dividends in cash on the Account Application or so elect subsequently by calling 1-800-400-MIDAS between 9 a.m. and 5 p.m., eastern time, on business days. For Federal income tax purposes, such distributions are generally taxable as ordinary income, whether or not a shareholder receives such dividends in additional shares or elects to receive cash. Any election will remain in effect until you notify Investor Service Center to the contrary. The Fund does not expect to realize net long term capital gains and thus does not anticipate payment of any long term capital gain distributions.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                    Tax treatment
-----------------------------------------------------------    -----------------
Income dividends                                               Ordinary income
-----------------------------------------------------------    -----------------
Short term capital gains distributions                         Ordinary income
-----------------------------------------------------------    -----------------
Long term capital gains distributions                          Capital gains
-----------------------------------------------------------    -----------------
Sales or exchanges of shares held for more than one year       Capital gains or
                                                               losses
-----------------------------------------------------------    -----------------
Sales or exchanges of shares held for one year or less         Gains are treated
                                                               as ordinary
                                                               income; losses
                                                               are subject to
                                                               special rules

Because income and capital gains distributions are taxable, you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a distribution which normally takes place in December. Normally, each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.

                              FINANCIAL HIGHLIGHTS


The following tables describe the Funds' performance for the past five years. Each Fund's fiscal year end is December 31. The fiscal year end for Dollar Reserves, and Midas Investors was changed to December 31 during 1998. Previously, the fiscal year end for Dollar Reserves, and Midas Investors was June 30 and June 30, respectively. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown were audited by Tait, Weller & Baker, the Funds' independent accountants, whose report, along with the Funds' financial statements, are included in the combined Annual Report, which is available upon request.






------------------------------------------------------------------------------------------------------------------------------------


                                                     MIDAS SPECIAL EQUITIES FUND



                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                           2000           1999           1998           1997           1996
                                                           ----           ----           ----           ----           ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $    26.56     $    20.34     $    23.38     $    22.96     $    25.42
                                                     ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment loss ...........................         (.39)          (.27)          (.61)          (.38)          (.73)
   Net realized and unrealized gain (loss) .......        (5.27)          6.49           (.65)          1.55            .99
                                                     ----------     ----------     ----------     ----------     ----------
         Total from investment operations ........        (5.66)          6.22          (1.26)          1.17            .26
                                                     ----------     ----------     ----------     ----------     ----------
Less distributions:
   Distributions from net realized gains .........         (.88)            --          (1.78)          (.75)         (2.72)
                                                     ----------     ----------     ----------     ----------     ----------
   Net increase (decrease) in net asset value ....        (6.54)          6.22          (3.04)           .42          (2.46)
Net asset value at end of period .................   $    20.02     $    26.56     $    20.34     $    23.38     $    22.96
                                                     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN .....................................        (22.2)%         30.6%          (5.0)%          5.3%           1.0%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   29,036     $   41,629     $   36,807     $   44,773     $   49,840
Ratio of expenses to average net assets(a)(b) ....         3.44%          3.13%          3.42%          2.81%          2.92%
Ratio of net investment loss to average net assets        (1.77)%        (1.44)%        (2.57)%        (1.48)%        (2.81)%
Portfolio turnover rate ..........................          248%           159%            97%           260%           311%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio excluding interest expense was 2.77%, 2.71%, 2.63%, 2.53% and 2.45% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian fee credits was 3.42%, 3.04%, 3.41% and 2.79% for the years ended December 31, 2000, 1999, 1998 and 1997, respectively. There was no custodian fee credit for 1996.

                                                    MIDAS U.S. AND OVERSEAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                          2000          1999          1998          1997          1996
                                                          ----          ----          ----          ----          ----
PER SHARE DATA*
Net asset value at beginning of period ...........   $   10.52     $    7.17     $    7.35     $    7.91     $    8.36
                                                     ---------     ---------     ---------     ---------     ---------
Income from investment operations:
   Net investment loss ...........................        (.23)         (.10)         (.10)        (0.05)        (0.24)
   Net realized and unrealized gain ..............       (5.13)         3.49           .18          0.46          0.68
                                                     ---------     ---------     ---------     ---------     ---------
         Total from investment operations ........       (5.36)         3.39           .08          0.41          0.44
                                                     ---------     ---------     ---------     ---------     ---------
Less distributions:
   Distributions from net realized gains .........        (.65)         (.04)         (.26)        (0.97)        (0.89)
                                                     ---------     ---------     ---------     ---------     ---------
Net asset value at end of period .................   $    4.51     $   10.52     $    7.17     $    7.35     $    7.91
                                                     =========     =========     =========     =========     =========
TOTAL RETURN .....................................      (52.09)%       47.44%         1.18%         5.64%         5.34%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ......   $   3,943     $   9,881     $   7,340     $   8,446     $   9,836
Ratio of expenses to average net assets(a)(b) ....        4.20%         3.19%         3.33%         3.28%         3.20%
Ratio of net investment loss to average net assets       (3.34)%       (1.52)%       (1.38)%       (0.63)%       (2.74)%
Portfolio turnover rate ..........................         238%          174%           69%          205%          255%

* Per share net investment and net realized and unrealized gain on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio after the transfer agent and custodian fee credits was 4.18%, 3.16% and 3.22% for 2000, 1999 and 1997, respectively. There were no custodian credits for 1998 and 1996.
(b) Ratio prior to waiver by the Distributor was 4.95% and 3.69% for the years ended December 31, 2000 and 1999.



                                                                      MIDAS FUND


                                                                               Years Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                               2000           1999           1998           1997            1996
                                                               ----           ----           ----           ----            ----
PER SHARE DATA*
Net asset value at beginning of period ..............   $      1.36    $      1.51    $      2.11    $      5.15     $      4.25
                                                        -----------    -----------    -----------    -----------     -----------
Income from investment operations:
   Net investment loss ..............................          (.02)          (.01)            --           (.03)           (.05)
   Net realized and unrealized gain (loss) ..........          (.50)          (.14)          (.60)         (3.01)            .95
                                                        -----------    -----------    -----------    -----------     -----------
        Total from investment operations ............          (.52)          (.15)          (.60)         (3.04)            .90
                                                        -----------    -----------    -----------    -----------     -----------
Less distributions:
   Distributions from net realized gains ............            --             --             --             --              --
                                                        -----------    -----------    -----------    -----------     -----------
Net asset value at end of period ....................   $       .84    $      1.36    $      1.51    $      2.11     $      5.15
                                                        ===========    ===========    ===========    ===========     ===========
TOTAL RETURN ........................................        (38.24)%        (9.93)%       (28.44)%       (59.03)%         21.22%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .........   $    34,820    $    71,280    $    87,841    $   100,793     $   200,457
Ratio of expenses to average net assets(a)(b) .......          3.48%          2.81%          2.33%          1.90%           1.63%
Ratio of net investment loss to average net assets(c)         (2.35)%         (.80)%         (.02)%         (.72)%          (.92)%
Portfolio turnover rate .............................           109%            74%            27%            50%             23%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the investment manager was 2.15% and 1.83% for the years ended December 31, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 3.40%, 2.73%, 2.30%, 1.88% and 1.61% for the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. (c) Ratio prior to reimbursement by the investment manager was (0.97)% and (1.12)%, for the years ended December 31, 1997 and 1996, respectively.

                                                                 MIDAS INVESTORS


                                                                            Six Months
                                                           Years Ended        Ended
                                                           December 31,     December 31,              Years Ended June 30,
------------------------------------------------  -----------------------   ------------   -----------------------------------------
                                                        2000         1999         1998           1998         1997          1996
                                                        ----         ----         ----           ----         ----          ----
PER SHARE DATA*
Net asset value at beginning of period .........  $     2.65   $     2.82   $     3.67     $     7.14   $    14.02    $    13.13
                                                  ----------   ----------   ----------     ----------   ----------    ----------
Income from investment operations:
   Net investment loss .........................        (.07)        (.06)        (.04)          (.12)        (.25)         (.22)
   Net realized and unrealized gain (loss) .....        (.63)        (.11)        (.81)         (2.94)       (4.36)         2.72
                                                  ----------   ----------   ----------     ----------   ----------    ----------
        Total from investment operations .......        (.70)        (.17)        (.85)         (3.06)       (4.61)         2.50
                                                  ----------   ----------   ----------     ----------   ----------    ----------
Less distributions:
   Distributions from net realized gains .......          --           --           --           (.41)       (2.27)        (1.61)
                                                  ----------   ----------   ----------     ----------   ----------    ----------
        Total distributions ....................          --           --           --           (.41)       (2.27)        (1.61)
                                                               ----------   ----------     ----------   ----------    ----------
Net asset value at end of period ...............  $     1.95   $     2.65   $     2.82     $     3.67   $     7.14    $    14.02
                                                  ==========   ==========   ==========     ==========   ==========    ==========
TOTAL RETURN ...................................      (26.42%)      (6.03)%     (23.16)%       (43.45)%     (37.81)%       21.01%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) ....  $    3,324   $    5,045   $    6,293     $    8,324   $   15,217    $   27,485
Ratio of expenses to average net assets(a)(b)(c)        5.11%        4.05%        4.32%**        3.88%        2.94%         3.05%
Ratio of net investment income (loss) to
   average net assets ..........................       (3.43)%      (2.29)%      (2.50)%**      (2.40)%      (2.06)%       (1.61)%
Portfolio turnover rate ........................          97%          52%          36%           136%          37%           61%

* Per share net investment loss and net realized and unrealized gain (loss) on investment have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. ** Annualized.
(a) Ratios excluding interest expense were 4.89%, 3.92%, 3.96%**, 3.57%, 2.77% and 2.93% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively. (b) Ratio after transfer agent and custodian credits was 4.98%, 3.80%, 4.30%** and 3.82% for the years ended December 31, 2000 and 1999,the six months ended December 31, 1998 and the year ended June 30, 1998, respectively.
(c) Ratio prior to waiver by Distributor was 5.86% and 4.54% for the years ended December 31, 2000 and 1999, respectively.




                                                                 DOLLAR RESERVES


                                                                            Six Months
                                                        Years Ended           Ended
                                                        December 31,        December 31,               Years Ended June 30,
---------------------------------------------      --------------------   --------------  -----------------------------------------
                                                     2000          1999          1998            1998          1997          1996
                                                     ----          ----          ----            ----          ----          ----
PER SHARE DATA
Net asset value at beginning of period ......      $1.000        $1.000        $1.000          $1.000        $1.000        $1.000
Income from investment operations:
   Net investment income ....................        .056          .043          .022            .048          .047          .047
Less distributions:
   Distributions from net investment income .       (.056)        (.043)        (.022)          (.047)        (.047)        (.047)
   Distributions from paid-in capital .......          --            --            --          ($.001)           --            --
                                              -----------   -----------   -----------     -----------   -----------   -----------
Net asset value at end of period ............      $1.000        $1.000        $1.000          $1.000        $1.000        $1.000
                                              ===========   ===========   ===========     ===========   ===========   ===========
TOTAL RETURN ................................        5.74%         4.38%         4.46%**         4.88%         4.83%         4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted) .     $58,502       $64,250       $65,535         $61,602       $62,908       $62,467
Ratio of expenses to average net assets (a) .        0.84%         0.94%          .93%**          .86%          .71%          .90%
Ratio of net investment income to average net        5.54%         4.30%         4.43%**         4.71%         4.73%         4.70%
assets (b)

** Annualized. (a) Ratio prior to waiver by the Investment Manager and Distributor was 1.09%, 1.34%, 1.30%**, 1.20%, 1.21% and 1.40% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively. (b) Ratio prior to waiver by the Investment Manager and Distributor was 5.29%, 3.90%, 4.06%**, 4.37%, 4.23% and 4.20% for the years ended December 31, 2000 and 1999, the six months ended December 31, 1998 and the years ended June 30, 1998, 1997 and 1996, respectively.

                                    [GRAPHIC]
                                   MIDAS FUNDS
                            Discovering Opportunities



                              FOR MORE INFORMATION

For investors who want more information on the Midas Funds, the following documents are available free upon request:

-- Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Funds' managers discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds' performance during the last fiscal year.

-- Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Funds' policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).


To Obtain Information
--------------------------------------------------------------------------------

-- By telephone, call 1-800-400-MIDAS (6432) to speak to an Investor Service Representative, 9:00 a.m. to 5:00 p.m. on business days, eastern time or 1-888-503-VOICE (8642) for 24 hour, 7 day a week automated shareholder services.


--   By mail, write to: Midas Funds P.O. Box 219789 Kansas City, MO 64105


--   By e-mail, write to: info@midasfunds.com

--   On the Internet, Fund documents can be viewed online or downloaded from:
     SEC at http://www.sec.gov, or Midas Funds at http://www.midasfunds.com

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call (202) 942-8090) or, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. The Funds' Investment Company Act file numbers are as follows: 811-04625 (Midas Special Equities
Fund); 811-04741 (Midas U.S. and Overseas Fund); 811-04316 (Midas Fund); 811-00835 (Midas Investors); and 811-02474 (Dollar Reserves).








518284                                                                 MF-C-5/01

Statement of Additional Information                    1933 Act File No. 2-57953
May 1, 2001                                           1940 Act File No. 811-2474










                              DOLLAR RESERVES, INC.
                                11 Hanover Square
                               New York, NY 10005
                             1-800-400-MIDAS (6432)



     Dollar Reserves, Inc. ("Fund") is a diversified, open-end management investment company organized as a Maryland corporation. This Statement of Additional Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 2001. The Prospectus is available without charge upon request by calling toll-free at 1-800-400- MIDAS
(6432).

     The most recent Annual Report and Semi-Annual Report to Shareholders for the Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.







                                TABLE OF CONTENTS


THE FUND'S INVESTMENT PROGRAM..................................................2

INVESTMENT RESTRICTIONS........................................................2

THE INVESTMENT COMPANY COMPLEX.................................................3

OFFICERS AND DIRECTORS.........................................................3

INVESTMENT MANAGER.............................................................5

INVESTMENT MANAGEMENT AGREEMENT................................................5

YIELD AND PERFORMANCE INFORMATION .............................................6

DISTRIBUTION OF SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE...............................................9

PURCHASE OF SHARES.............................................................9

ALLOCATION OF BROKERAGE........................................................9

DIVIDENDS AND TAXES...........................................................10

CAPITAL STOCK INFORMATION.....................................................10

REPORTS TO SHAREHOLDERS.......................................................11

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT.............................11

AUDITORS......................................................................11

FINANCIAL STATEMENTS..........................................................11

                          THE FUND'S INVESTMENT PROGRAM


     The Fund's investment objective is to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund seeks to achieve this objective by investing exclusively in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Although the Fund's investment policies also permit the Fund to invest in bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations, and repurchase agreements pertaining to these securities and U.S. Government Securities, the Board of Directors has determined that the Fund shall not do so until and after 60 days' notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

     The Fund is managed to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

     Dividends from net investment income paid by the Fund to its shareholders (except Massachusetts corporate shareholders) are exempt from state income taxes to the extent such income is derived from holding debt securities of the U.S. Government, its agencies or instrumentalities, the income from which is state tax exempt by Federal law. The following states currently have no state individual income tax: Alaska, Florida, Nevada, South Dakota, Texas, Washington, and Wyoming. This information is current as of the date of this Statement of Additional Information and is subject to change.

     Borrowing. The Fund may borrow money from banks, but only for temporary or emergency purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments. The Fund may incur overdrafts at its custodian bank from time to time in connection with redemptions and/or the purchase of portfolio securities. In lieu of paying interest to the custodian bank, the Fund may maintain equivalent cash balances prior or subsequent to incurring such overdrafts. If cash balances exceed such overdrafts, the custodian bank may credit interest thereon against fees.

                             INVESTMENT RESTRICTIONS

     The following fundamental investment restrictions may not be changed without the approval of the lesser of (a) 67% or more of the Fund's voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Fund's outstanding voting securities. Except for the percentage limitations referred to below in (5) with respect to borrowing, and (v) with respect to illiquid assets, if a percentage restriction is adhered to at the time an investment is made, a later change in percentage resulting from a change in value or assets will not constitute a violation of that restriction. The Fund may not:

(1) Purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations and provided that these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(2) Issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"). The following will not be deemed to be senior securities for this purpose: (a) evidences of indebtedness that the Fund is permitted to incur, (b) the issuance of additional series or classes of securities that the Board of Directors may establish, (c) the Fund's futures, options, and forward currency transactions, and (d) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the Securities and Exchange Commission ("SEC"), (i) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (ii) short sales;

(3)  Lend its assets, provided however, that the following are not prohibited:
     (a) the making of time or demand deposits with banks, (b) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's investment objective and policies and (c) engaging in securities and other asset loan transactions limited to one third of the Fund's total assets;

(4) Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's authorized investments;

(5)  Borrow money, except to the extent permitted by the 1940 Act;

(6) Purchase or sell commodities or commodity futures contracts, although it may enter into (i) financial and foreign currency futures contracts and options thereon, (ii) options on foreign currencies, and (iii) forward contracts on foreign currencies;

(7) Purchase or sell real estate, provided that the Fund may invest in securities (excluding limited partnership interests) secured by real estate or interests therein or issued by companies which invest in real estate or interests therein; or

(8) Purchase any securities, other than obligations of domestic branches of U.S. or foreign banks, or the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

     The Fund, notwithstanding any other investment policy or restrictions (whether or not fundamental), may, as a matter of fundamental policy, invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same investment objective, policies and restrictions as the Fund.

     The Fund's Board of Directors has established the following non-fundamental investment limitations with respect to the Fund that may be changed by the Board without shareholder approval:

(i) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets, which amount may include warrants which are not listed on the New York Stock Exchange or American Stock Exchange provided that such warrants, valued at the lower of cost or market, do not exceed 2% of the Fund's net assets;

(ii) The Fund may not purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(iii) The Fund may not invest in interests in oil, gas or other mineral exploration or development programs or leases, although it may invest in the securities of issuers which invest in or sponsor such programs or such leases;

(iv) The Fund may not invest more than 5% of its total assets in securities of companies having a record of less than three years continuous operations (including operations of predecessors);

(v) The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 10% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

(vi) The Fund may not purchase or retain securities of any issuer if to the knowledge of the Fund, those officers or Directors of the Fund or its investment manager who each own beneficially more than 1/2 of 1% of the securities of an issuer, own beneficially together more than 5% of the securities of that issuer;

(vii) The Fund may not purchase the securities of any investment company except
     (a) by purchase in the open market where no commission or profits to a sponsor or dealer results from such purchase provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization, or acquisition of assets;

(viii) The Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment), provided however, that such borrowing does not exceed an amount equal to one third of the total value of the Fund's assets taken at market value, less liabilities other than the borrowing. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding. If at any time the Fund's borrowing comes to exceed the limitation set forth in (5) above, such borrowing will be promptly (within three days, not including Sundays and holidays) reduced to the extent necessary to comply with this limitation; and

(ix) The Fund may not purchase securities on margin except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward currency contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                         THE INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco") ("Investment Company Complex") are:


                        Bexil Corporation
                        Dollar Reserves, Inc.
                        Global Income Fund, Inc.
                        Midas Fund, Inc.
                        Midas Investors Ltd.
                        Midas Special Equities Fund, Inc.
                        Midas U.S. and Overseas Fund Ltd.
                        Tuxis Corporation


                             OFFICERS AND DIRECTORS

     The Fund's board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows: Midas Management Corporation, the Investment Manager; Investor Service Center, Inc., Distributor; DST Systems, Inc., Transfer and Dividend Disbursing Agent; and, State Street Bank and Trust Company, Custodian.


     The Directors of the Fund, their respective offices, age and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each Director and officer is 11 Hanover Square, New York, NY 10005.

BASSETT S. WINMILL -- Chief Investment Strategist. He is the Chief Investment Strategist of the Investment Manager and the Chairman of the Board of five investment companies in the Investment Company Complex. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is 71 years old.

BRUCE B. HUBER, CLU, ChFC, MSFS - Director. 3443 Highway 66, Neptune, NJ 07753. He is a Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is also a Director of four other investment companies in the Investment Company Complex. He is 71 years old.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a Managing Director of Hunt Howe Partners LLC executive recruiting consultants. He is also a Director of four other investment companies in the Investment Company Complex. He is 70 years old.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps. He is also a Director of four other investment companies in the Investment Company Complex. He is 78 years old.

THOMAS B. WINMILL, ESQ.* -- Director, Chief Executive Officer, President, and General Counsel of the Fund. He is President of the Investment Manager and the Distributor, and of their affiliates. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill. He is also a Director of seven other investment companies in the Investment Company Complex. He is 41 years old.

     Thomas B. Winmill and Bassett S. Winmill are "interested persons" of the Fund as defined by the 1940 Act, because of their positions and other relationships with the Investment Manager.

     The Fund's executive officers, each of whom serves at the pleasure of the Board of Directors, are as follows:

THOMAS B. WINMILL, ESQ. -- Chief Executive Officer, President, and General Counsel. (see biographical information above)

BASSETT S. WINMILL -- Chairman of the Board and Chief Investment Strategist. (see biographical information above)

ROBERT D. ANDERSON -- Vice Chairman. He is Vice Chairman and a Director of five investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He is a former member of the District #12, District Business Conduct and Investment Companies Committees of the NASD. He is 71 years old.

MARION E. MORRIS -- Senior Vice President. She is a Senior Vice President of the Investment Manager and all the Funds since November 2000. She is Director of Fixed Income and a member of the Investment Policy Committee of the Investment Manager. She is 55 years old.

WILLIAM G. VOHRER - Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He joined the company in February 2001. From 1999 to 2001, he was an independent consultant specializing in accounting matters. From 1994 to 1999 he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican Securities broker/dealer. He is 50 years old.

MONICA PELAEZ, ESQ. - Chief Compliance Officer, Vice President, and Associate General Counsel. She joined the company in May 2000. Previously, she was Special Assistant Corporation Counsel to the New York City Administration for Children's Services from 1998 to 2000 and an attorney with Debevoise & Plimpton from 1997 to 1998. She is a member of the New York State Bar. She is 29 years old.




Compensation Table


                                                                                                          Total Compensation
                                                                                                          From Fund and
                              Aggregate       Pension or Retirement                                       Investment Company
                              Compensation    Benefits Accrued as Part   Estimated Annual Benefits        Complex Paid to
Name of Person, Position      From Fund       of Fund Expenses           Upon Retirement                  Directors
Bruce B. Huber,               $2,400          None                       None                             $13,500 from 6
Director                                                                                                  Investment
                                                                                                          Companies
James E. Hunt,                $2,400          None                       None                             $13,500 from 6
Director                                                                                                  Investment
                                                                                                          Companies
John B. Russell,              $2,400          None                       None                             $13,500 from 6
Director                                                                                                  Investment
                                                                                                          Companies


     Information in the above table is based on fees paid during the year ended December 31, 2000.

     No officer, Director or employee of the Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of April 25, 2001, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of April 25, 2001, U.S. Clearing Corp., 26 Broadway, New York, NY 10004-1798 owned of record 54.89% of the Fund's outstanding shares.


     The Fund, the Investment Manager and Investor Service Center, Inc. (the Fund's distributor) each have adopted a Code of Ethics that permits its personnel, subject to such Code, to invest in securities, including securities that may be purchased or held by the Fund. The Investment Manager's Code of Ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the Code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the Investment Manager's employees does not disadvantage the Fund.

                               INVESTMENT MANAGER


     The Investment Manager, a subsidiary of Winco, acts as general manager of the Fund, and is responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. Winco's other principal subsidiaries include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, and CEF Advisers, Inc., a registered investment adviser.

     Winco is a publicly owned company whose securities are listed on the Nasdaq Stock Market ("Nasdaq") and traded in the OTC market. Bassett S. Winmill may be deemed a controlling person of Winco on the basis of his ownership of 100% of Winmill's voting stock and, therefore, of the Investment Manager. The Fund and its affiliated investment companies had net assets in excess of $179,000,000 as of February 11, 2001.

                         INVESTMENT MANAGEMENT AGREEMENT

     Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto. For the fiscal year ended June 30, 1998, the six months ended December 31, 1998, and the fiscal years ended December 31, 1999 and 2000, the Investment Manager received $314,628, $157,444, $339,177, and $304,137, respectively, in management fees from the Fund and waived $53,911, $36,743, $164,026, and $152,068, respectively, of such fees to improve the Fund's yield.

     The Investment Manager has agreed in the Investment Management Agreement that it will waive all or part of its fee or reimburse the Fund monthly if, and to the extent that, the Fund's aggregate operating expenses exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitations. Certain expenses, such as brokerage commissions, taxes, interest, distribution fees, certain expenses attributable to investing outside the United States and extraordinary items, are excluded from this limitation.

     Pursuant to the Investment Management Agreement, if requested by the Fund's Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registrations, filings and controls and other administrative services. Any services so requested and performed will be for the Fund's account, and the Investment Manager's costs to render such services shall be reimbursed by the Fund subject to examination by those Directors of the Fund who are not "interested persons" of the Investment Manager or any affiliate thereof. For the fiscal year ended June 30, 1998, the six months ended December 31, 1998, and the fiscal years ended December 31, 1999 and 2000, the Fund reimbursed the Investment Manager $27,357, $17,039, $44,242, and $54,562, respectively, for such services.


     The Investment Management Agreement provides that the Investment Manager will not be liable to the Fund or any Fund shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the agreement relates. Nothing contained in the Investment Management Agreement, however, may be construed to protect the Investment Manager against any liability to the Fund by reason of the Investment Manager's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     The Investment Management Agreement will continue in effect, unless sooner terminated as described below, for successive periods of twelve months, provided such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund or by the holders of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act and (b) a vote of a majority of the Directors of the Fund who are not parties to the Investment Management Agreement, or interested persons of any such party. The Investment Management Agreement may be terminated without penalty at any time either by a vote of the Board of Directors of the Fund or the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, on 60 days' written notice to the Investment Manager, or by the Investment Manager on 60 days' written notice to the Fund, and shall immediately terminate in the event of its assignment.

     Winco has granted the Fund a non-exclusive license to use various service marks under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Winco. If the license is terminated, the Fund will eliminate all reference to those marks in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        YIELD AND PERFORMANCE INFORMATION


     The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. Yield will fluctuate and, although the Fund is managed to maintain a net asset value of $1.00 per share, there can be no assurance that it will be able to do so. Consequently, quotations of yield should not be considered as representative of what the Fund's yield may be for any specified period in the future. Since performance will vary, these results are not necessarily representative of future results. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to December 31, 2000 may vary substantially from those shown below. An investment in the Fund is neither insured nor guaranteed by the U.S. Government as is a bank account or certificate of deposit.


     The Fund's yield used in advertisements, sales material and shareholder communications, may be calculated in two ways in order to show Current Yield and Effective Yield, in each case to two decimal places. To obtain the Fund's yield, please call Investor Service Center toll-free at 1-800-400-MIDAS (6432).

     Current Yield refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized," that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Effective Yield is the annualized current yield which is compounded by assuming the current income to be reinvested.


     Set forth below is the Fund's Current Yield and Effective Yield for the seven calendar days ended 2000.


            Current Yield           5.78%
            Effective Yield         5.97%



     Yield information is useful in reviewing the Fund's performance, but may not provide a basis for comparison with bank deposits, which may be insured, since an investment in the Fund is not insured and its yield is not guaranteed. Yield for a prior period should not be considered a representation of future performance, which will change in response to fluctuations in interest rates on portfolio investments, the quality, type and maturity of such investments, the Fund's expenses and by the investment of a net inflow of new money at interest rates different than those being earned from the Fund's then current holdings.

     The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

Source Material


     From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indices of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:


Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment com panies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's Digest, a bimonthly magazine that periodically features the performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global Investor, a European publication that periodically reviews the performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual Investor, a newspaper that periodically reviews mutual fund performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond Index -- is comprised of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International EAFE Index, is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Morningstar Investor, Morningstar Mutual Funds and Morningstar Principia, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Finance, a monthly magazine frequently reporting mutual fund data.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Smart Money, a monthly magazine frequently reporting mutual fund data.

Salomon Smith Barney GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Smith Barney High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Smith Barney Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Smith Barney Market Performance tracks the Salomon Smith Barney bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA Today, a national newspaper that periodically reports mutual fund performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

     Indices prepared by the research departments of such financial organizations as Salomon Smith Barney Holdings, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

     Pursuant to a Distribution Agreement, Investor Service Center, Inc. (the "Distributor") acts as the principal distributor of the Fund's shares. Under the Distribution Agreement, the Distributor shall use its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of 0.25% per annum of the Fund's average daily net assets as compensation for distribution and service activities.

     In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotional expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

     Among other things, the Plan provides that (1) the Distributor will submit to the Fund's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Fund's Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan may not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund will be committed to the discretion of the Directors who are not "interested persons" of the Fund.

     With the approval of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Winco, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and the other funds in the Investment Company Complex at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to distribution expenses and represent a discount on marketing expense of the Distributor. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any of such costs.

     It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining a fund's viability. In periods of net sales, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desir able, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and impair the Fund's ability to maintain a high level of quality shareholder services.

     The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or "interested person" of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.


     The principal types of activities for which payments are or will be made under the Plan include those incurring charges for compensation, occupancy, telephone, fulfillment, advertising, printing, postage, dealer payments, and in-bound call center. Of the amounts paid by the Fund to the Distributor during the Fund's fiscal year ended December 31, 2000, representative amounts approximating $30 was for advertising, $14,051 for printing and mailing prospectuses and other information to other than current shareholders, $1,781 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, $39,365 for compensation of sales personnel, and $5,601 for other miscellaneous expenses, including allocated occupancy and telephone expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures, $86,126, incurred by the Distributor in performing services pursuant to the Plan for such period and then applying such ratio to the total amount of compensation, $60,827, paid by the Fund and received by the Distributor pursuant to the Plan for such period.


                        DETERMINATION OF NET ASSET VALUE

     The Fund's net asset value per share is determined as of 11:00 a.m. eastern time and as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time) on each Fund business day. The following days are not Fund business days: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (Presidents' Day), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the Fund's net assets by the total number of shares outstanding.

     The Fund has adopted the amortized cost method of valuing portfolio securities provided by Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Fund must adhere to certain conditions under that Rule relating to the Fund's investments. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, the Fund might have to sell portfolio securities prior to maturity and at prices that might not be desirable.

     The Fund's board has established as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Board. The service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type: indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

                               PURCHASE OF SHARES

     The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Second and third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons. The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A shareholder's order will be priced at the Fund's net asset value next computed after such order is accepted by an authorized broker or the broker's authorized designee.

                             ALLOCATION OF BROKERAGE


     Under present investment policies, the Fund is not expected to incur any substantial brokerage commission costs. For the fiscal year ended June 30, 1998, the six months ended December 31, 1998, and the fiscal years ended December 31, 1999 and 2000, the Fund did not pay any brokerage commissions. The Fund is not currently obligated to deal with any particular broker, dealer or group thereof.


     The Fund seeks to obtain prompt execution of orders at the most favorable net prices. The Fund may purchase portfolio securities from dealers and underwriters as well as from issuers. Purchases of securities include a commission or concession paid to the underwriter, and purchases from dealers include a spread between the bid and asked price. When securities are purchased directly from an issuer, no commissions or discounts are paid.

     Transactions may be directed to dealers who provide research and other services in the execution of orders. There is no certainty that such services provided, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. It is not possible to place a dollar value on such services received by the Investment Manager from dealers effecting transactions in portfolio securities. Such services may permit the Investment Manager to supplement its own research and other activities and may make available to the Investment Manager the opinions and information of individuals and research staffs of other securities firms. Portfolio transactions will not be directed to dealers solely on the basis of research services provided. The Fund will not purchase portfolio securities at a higher price or sell such securities at a lower price in connection with transactions effected with a dealer who furnishes research services to the Investment Manager than would be the case if no weight were given by the Investment Manager to the dealer's furnishing of such services.


     Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity of the security available with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.


     The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Investment Company Complex does business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Winco, the parent of the Investment Manager.

                               DIVIDENDS AND TAXES

     Dividends. All of the net income of the Fund is declared daily as dividends to shareholders of record as of the close of regular trading on the NYSE each Business Day. Net income of the Fund (during the period commencing at the time of the immediately preceding dividend declaration) consists of accrued interest or earned discount (including both original issue and market discounts) on the assets of the Fund for so long as the Fund utilizes the amortized cost method of valuing portfolio securities, less the estimated expenses of the Fund plus or minus all realized gains or losses on the Fund's portfolio securities applicable to that period. The Fund's net income is determined by the Custodian on a daily basis as of the close of regular trading on the NYSE on each Business Day (see "Determination of Net Asset Value").

     If the Fund incurs or anticipates any unusual expense, loss or depreciation that could adversely affect its income or net asset value, the Fund's Board of Directors would at that time consider whether to adhere to the present income accrual and distribution policy described above or to revise it in light of then prevailing circumstances. For example, under such unusual circumstances the Directors might reduce or suspend declaration of daily dividends in order to prevent to the extent possible the per share net asset value of the Fund from being reduced below $1.00. Thus, such expenses or losses or depreciation may result in shareholders receiving less income.

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Taxes. The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"). To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities and
(2) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income will be taxed at corporate rates.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus (3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of this excise tax by making adequate distributions.

     The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.


                            CAPITAL STOCK INFORMATION

     The Fund has authorized capital of one billion shares of common stock, par value $0.01 per share. The Fund may issue additional series of shares. Currently, the Fund offers only one class of shares, but its Board of Directors is authorized to create additional classes and series.

     Fund stockholders are entitled to one vote for each share and a fractional vote for each fraction of a share they own. Voting rights are not cumulative. All shares of the fund are fully paid and non-assessable and have no preemptive or conversion rights.

     There will be no annual meeting of stockholders for the election of directors or to transact other business except (a) as required by law; (b) as the chairman of the board, the president, or the co-president deems appropriate; or (c) as called by the secretary upon the written request of not less than 25% of all shares entitled to vote at such meeting, provided that (i) the stockholders' request states the purposes of the meeting and the matters to be acted on, and (ii) the stockholders requesting the meeting shall have paid to the Fund the reasonably estimated cost of preparing and mailing the notice of the meeting.

                             REPORTS TO SHAREHOLDERS

     The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets. The Fund's fiscal year ends on December 31.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 ("Custodian"), has been retained by the Fund to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs certain accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, Missouri 64141-6789, is the Fund's Transfer and Dividend Disbursing Agent.

     The Fund has entered into an agreement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period ended December 31, 2000, the Funds' transfer agent fees and custodian fees were reduced by $20,456 and $6,303, respectively, under such arrangements.

     The Fund and/or the Distributor has entered into certain agreements with third party service providers ("Recordkeepers") pursuant to which the Fund participates in various "no transaction fee" programs offered by the Recordkeepers and pursuant to which the Recordkeepers provide distribution services, shareholder services, and/or co-transfer agency services. The fees of such Recordkeepers are charged to the Fund for co-transfer agency services and to the Distributor for distribution and shareholder services and allocated between the Distributor and the Fund in a manner deemed equitable by the Board of Directors.

                                    AUDITORS

     Tait, Weller & Baker, 8 Penn Center, Suite 800, Philadelphia, PA 19103-2108, are the Fund's independent accountants. Financial statements of the Fund are audited annually.

                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the fiscal year ended December 31, 2000, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                              DOLLAR RESERVES, INC.

Part C. Other Information

Item 23. Exhibits

(a) (1) Amended and Restated Articles of Incorporation filed October 26, 1995 Accession Number 0000015260-95-000010

     (2) Articles of Amendment and Articles Supplementary filed with the Securities and Exchange Commission on July 12, 1999, accession number 0000015260-99-000007

(b)  Amended By-Laws filed herewith.

(c) (1) Amended and Restated Articles of Incorporation filed October 26, 1995 Accession Number 0000015260-95-000010

     (2) Articles of Amendment and Articles Supplementary filed with the Securities and Exchange Commission on July 12, 1999, accession number 0000015260-99-000007

     (3)  Amended By-Laws filed herewith

(d) Investment Management Agreement filed with the Securities and Exchange Commission on July 12, 1999, accession number 0000015260-99-000007

(e) (1) Distribution Agreement, filed with the Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010

     (2) Form of Related Agreement to Plan of Distribution between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc., filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010

(f)  not applicable.

(g) (1) Supplement to Custody and Investment Accounting Agreement filed herewith

     (2) Form of Custody and Investment Accounting Agreement, filed with the Securities and Exchange Commission on September 2, 1997, accession number 0000015260-97-000005

(h) (1) Form of Transfer Agency Agreement, filed with the Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010

     (2) Form of Agency Agreement, filed with the Securities and Exchange Commission on October 26, 1995, accession number 0000015260-95-000010

     (3)  Amended Form of Credit Facilities Agreement filed herewith

     (4) Form of Credit Facilities Agreement, filed with the Securities and Exchange Commission on September 3, 1998, accession number 0000015260-98-000004

     (5) Form of Securities Lending Authorization Agreement, filed with the Securities and Exchange Commission on September 3, 1998, accession number 0000015260-98-000004

     (6) Form of Segregated Account Procedural and Safekeeping Agreement, filed with the Securities and Exchange Commission on September 3, 1998, accession number 0000015260-98-000004

     (7) Form of Retirement Plan Custodial Services Agreement, filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010

(i) Opinion and Consent of Counsel as to Legality of Securities Being Registered filed herewith

(j)  (1)  Accountants Consent filed herewith

     (2) Opinion of Counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485 filed herewith

(k)  Not applicable

(m) Plan of Distribution filed with the Securities and Exchange Commission on October 26, 1995, Accession Number 0000015260-95-000010

(n)  Not applicable.

(p)  Amended Code of Ethics filed herewith


Item 24. Persons Controlled by or under Common Control with Registrant

     Not  applicable.

Item 25. Indemnification

     The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active and deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

     Registrant's amended and restated Articles of Incorporation: (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages;
(2) require the Registrant to indemnify and advance expenses as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

     Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

     Registrant's amended Investment Management Agreement between the Registrant and Midas Management Corporation ("Investment Manager") provides that the Investment Manager shall not be liable to the Registrant or its series or any shareholder of the Registrant or its series for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates. However, the Investment Manager is not protected against any liability to the Registrant or to the series by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement.

     Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service Center and any retail dealer, or arising out of supplementary literature or advertising used by Service Center in connection with the Distribution Agreement.

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described Investment Management Agreement and Distribution Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and other Connections of Investment Adviser

     The Investment Manager is a wholly-owned subsidiary of Winmill & Co. Incorporated (formerly Bull & Bear Group, Inc.) ("Winco"). Winco's predecessor was organized in 1976. In 1978, it acquired control of and subsequently merged with Investors Counsel, Inc., a registered investment adviser organized in 1959. Winco is also the parent of CEF Advisers, Inc. ("CEF"), a registered investment adviser and Investor Service Center, Inc., the Fund's distributor and a registered broker/dealer. The principal business of the Investment Manager and CEF since their founding has been to serve as investment managers to registered investment companies. The directors and officers of Winco and its subsidiaries are also directors and officers of the investment companies managed by the Investment Manager and CEF. The Investment Manager serves as investment manager of Dollar Reserves, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd. CEF serves as investment manager to Bexil Corporation, Global Income Fund, Inc., and Tuxis Corporation.

Item 27. Principal Underwriters

a) Investor Service Center, Inc. ("Service Center") serves as principal underwriter of Dollar Reserves, Inc., Midas Fund, Inc., Midas Investors Ltd., Midas Special Equities Fund, Inc., and Midas U.S. and Overseas Fund Ltd.

b) Service Center serves as the Registrant's principal underwriter. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.

Name and Principal         Position and Offices with Service Center   Position and Offices
Business Address                                                      with Registrant
------------------------------------------------------------------------------------------------------
Thomas B. Winmill          Director, President, Chief Executive       Director, President, Chief
11 Hanover Square          Officer and General Counsel                Executive Officer and General
New York, NY 10005                                                    Counsel

Robert D. Anderson         Director, Vice Chairman                    Vice Chairman
11 Hanover Square
New York, NY 10005

William G. Vohrer          Director, Treasurer, Chief Accounting      Treasurer, Chief Accounting
11 Hanover Square          Officer, Chief Financial Officer           Officer, Chief Financial Officer
New York, NY 10005

Bassett S. Winmill         Representative                             Director, Chairman
11 Hanover Square
New York, NY 10005

Marion E. Morris           Senior Vice President                      Senior Vice President
11 Hanover Square
New York, NY 10005

Monica Pelaez              Vice President, Chief Compliance           Vice President, Chief
11 Hanover Square          Officer, Secretary and Associate General   Compliance Officer, Secretary
New York, NY 10005         Counsel                                    and Associate General Counsel

Irene K. Kawczynski        Vice President                             N/A
11 Hanover Square
New York, NY 10005

The Registrant has no principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 28. Location of Accounts and Records

     The minute books of the Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105 (the offices of Registrant's custodian) and DST Systems, Inc., 1055 Broadway, Kansas City, MO 64105-1594 (the offices of the Registrant's Transfer and Dividend Disbursing Agent). Copies of certain of the records located at State Street Bank and Trust Company and DST Systems, Inc. are kept at 11 Hanover Square, New York, NY 10005 (the offices of Registrant and the Investment Manager).

Item 29. Management Services

     There are no management related service contracts not discussed in Part A or Part B of this Registration Statement.

Item 30. Undertakings

     Not  applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City, County and State of New York on this April 30, 2001.


                              DOLLAR RESERVES, INC.

                              /s/Thomas B. Winmill
                          Thomas B. Winmill, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Bassett S. Winmill       Chairman                              April 30, 2001
------------------
Bassett S. Winmill

Thomas B. Winmill        Director, President, Chief            April 30, 2001
-----------------        Executive Officer and General
Thomas B. Winmill        Counsel

William G. Vohrer        Treasurer, Chief Accounting           April 30, 2001
-----------------        Officer, Chief Financial Officer
William G. Vohrer

Bruce B. Huber           Director                              April 30, 2001
--------------
Bruce B. Huber

James E. Hunt            Director                              April 30, 2001
-------------
James E. Hunt

John B. Russell          Director                              April 30, 2001
---------------
John B. Russell

                                  EXHIBIT INDEX


EXHIBIT

(b)  Amended By-Laws

(c)  (3)  Amended By-Laws

(g)  (1)  Supplement to Custody and Investment Accounting Agreement

(h)  (3)  Amended Credit Facilities Agreement

(i)  Opinion and Consent of Counsel as to Legality of Securities Being
     Registered

(j)  (1)  Accountant's Consent

     (2) Opinion of Counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485

(p)  Amended Code of Ethics